UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):            May 18, 2010

COLLECTORS UNIVERSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-34240	33-0846191

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1921 E. Alton Avenue, Santa Ana, California		92705
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:              (949) 567-1234

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                 Regulation FD Disclosure

On May 18, 2010, Collectors Universe, Inc. issued a press release announcing that its PCGS coin grading and authentication business has opened an office in Paris, France as part of its expanding international services.

On May 20, 2010, Collectors Universe, Inc. issued a press release announcing that it has entered into agreements to reduce its operating lease obligation for the two New York facilities that had formerly been occupied by its discontinued jewelry authentication and grading businesses.

In accordance with General Instruction B. 2 of Form 8-K, the information in this Current Report, including Exhibit 99.1 and 99.2 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 9.01               Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description
99.1	Press release issued May 18, 2010, announcing that its coin division, Professional Coin Grading Service (PCGS), has opened an office in Paris, France.
99.2	Press release issued May 20, 2010, announcing that it has entered into agreements to reduce its New York lease obligations.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized.

COLLECTORS UNIVERSE, INC.

Dated: May 21, 2010	By:	/s/ JOSEPH J. WALLACE
Joseph J. Wallace, Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued May 18, 2010, announcing that its coin division, Professional Coin Grading Service (PCGS), has opened an office in Paris, France.
99.2	Press release issued May 20, 2010, announcing that it has entered into agreements to reduce its New York lease obligations.

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